UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BROADSOFT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	6.	Amount Previously Paid:
	7.	Form, Schedule or Registration Statement No.:
	8.	Filing Party:
	9.	Date Filed:

The following is a letter mailed by BroadSoft, Inc. (“BroadSoft”) to certain BroadSoft stockholders on or about January 8, 2018:

January 8, 2018

Dear Stockholder:

We recently mailed to you a proxy statement of BroadSoft, Inc. (“BroadSoft”) related to the acquisition of BroadSoft by Cisco Systems, Inc. (the “Merger”) pursuant to an Agreement and Plan of Merger dated October 20, 2017 (the “Merger Agreement”). Your support is requested for the proposals related to the Merger to be voted upon at the special meeting of stockholders of BroadSoft to be held on January 25, 2018. As of the date of this letter, your shares of BroadSoft common stock remain unvoted.

The BroadSoft Board of Directors unanimously recommends that stockholders vote “FOR” each of the proposals being submitted to a vote at the BroadSoft special meeting of stockholders.

Please Vote Your BroadSoft Shares Today!

Regardless of the number of shares you own, your vote is very important. We encourage all stockholders to have their voices heard. The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of BroadSoft common stock entitled to vote on the proposal. Failure to vote and a vote to abstain will have the same effect as a vote against the proposal to adopt the Merger Agreement and thereby approve the Merger.

There are three ways to vote your shares of BroadSoft common stock without attending the special meeting of stockholders in person – each only taking a few moments:

•	By Telephone – Stockholders in the United States can submit their vote by calling the toll-free number indicated on the enclosed vote instruction form; please have your control number located on the enclosed vote instruction form available when calling;

•	By Internet – Stockholders can submit their vote via Internet at www.proxyvote.com; please have the control number located on the enclosed vote instruction form available; or

•	By Mail – Stockholders can vote by mail by signing, dating and returning the enclosed vote instruction form in the postage-paid envelope provided.

To be valid, your vote by telephone or internet must be received by 11:59 p.m. (Eastern Time) on January 24, 2018, the day preceding the special meeting of stockholders.

If you need assistance in voting your shares or have questions regarding the special meeting of stockholders, please contact BroadSoft’s proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885 (toll-free) or (212) 929-5500 (collect), or email at proxy@mackenziepartners.com.

We thank you for your continued support of BroadSoft.

Sincerely,

BroadSoft, Inc.

If you have questions or need assistance in voting your shares, please contact:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

Forward-Looking Statements

The statements above contain forward-looking statements regarding the proposed acquisition of BroadSoft, Inc. (“BroadSoft”) by Cisco Systems, Inc. (“Cisco”). These statements are based on plans, estimates and projections at the time BroadSoft makes the statements, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms “may” and “will.” Forward-looking statements involve inherent risks and uncertainties, and BroadSoft cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in the above statements include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger. Additional risks are described in BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, and its subsequently filed reports with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on the forward-looking statements included in the statements above, which speak only as of the date hereof. BroadSoft does not undertake to update any of these statements in light of new information or future events.

Additional Information and Where to Find It.

In connection with the proposed transaction, BroadSoft filed a definitive proxy statement relating to the proposed transaction with the SEC on December 13, 2017. The definitive proxy statement has been mailed to BroadSoft stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on BroadSoft’s Investor Relations website at www.investor.broadsoft.com or by contacting BroadSoft Investor Relations at (561) 404-2130.

BroadSoft, Cisco and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of BroadSoft in connection with the proposed transaction. Information regarding the special interests of BroadSoft’s directors and executive officers in the proposed transaction is included in the proxy statement described above. These documents are available free of charge at the SEC’s web site at www.sec.gov and from BroadSoft’s Investor Relations as described above. Information about Cisco’s directors and executive officers can be found in Cisco’s definitive proxy statement filed with the SEC on October 25, 2017, annual report on Form 10-K filed with the SEC on September 7, 2017, Form 8-K filed with the SEC on December 14, 2017, Form 8-K filed with the SEC on December 12, 2017, Form 8-K filed with the SEC on September 18, 2017 and Form 8-K filed with the SEC on March 13, 2017. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Cisco’s Investor Relations website at http://investor.cisco.com.